EXHIBIT 23.01



                             Letterhead of KPMG LLP






                       Independent Auditors' Consent




The Board of Directors
Murphy Oil Corporation:




We consent to the use of our report incorporated herein by reference.




/s/ KPMG LLP
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KPMG LLP

Shreveport, Louisiana
March 27,2001